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                                 EXHIBIT 23(d)

                    CONSENT OF BERWIND FINANCIAL GROUP, INC.

     We consent to the inclusion of our Fairness Opinion issued to The Peoples State Bank in this registration statement on Form S-4. We also consent to the reference to our firm under the caption "Experts".


                              Berwind Financial Group, L.P.


                              By:    /s/ Michael J. Hughes
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                              Title: Senior Vice President
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